UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES


Investment Company Act file number   811-5522
                                   ------------


                             AXP SECTOR SERIES, INC.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


   50606 AXP Financial Center, Minneapolis, Minnesota                55474
--------------------------------------------------------------------------------
         (Address of principal executive offices)                 (Zip code)


Leslie L. Ogg - 901 S. Marquette Avenue, Suite 2810, Minneapolis, MN 55402-3268
--------------------------------------------------------------------------------
                     (Name and address of agent for service)


Registrant's telephone number, including area code:  (612) 330-9283
                                                    -----------------

Date of fiscal year end:     6/30
                         --------------
Date of reporting period:   12/31
                         --------------

AXP(R)
   Utilities
           Fund

                                                               Semiannual Report
                                                            for the Period Ended
                                                                   Dec. 31, 2003

AXP Utilities Fund* seeks to provide shareholders with a high level of current income. Secondary goals are growth of income and capital.

* Renamed AXP(R) Dividend Opportunity Fund on Feb. 18, 2004.

--------------------------------------------------------------------------------
(logo)                                                               (logo)
American                                                             AMERICAN
  Express(R)                                                          EXPRESS(R)
 Funds
--------------------------------------------------------------------------------

Table of Contents

Fund Snapshot                                        3

Questions & Answers
   with Portfolio Management                         4

Investments in Securities                            9

Financial Statements                                11

Notes to Financial Statements                       14

Proxy Voting                                        21

(logo) Dalbar

American Express(R) Funds' reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

--------------------------------------------------------------------------------
AXP UTILITIES FUND   --   2003 SEMIANNUAL REPORT   --   2

Fund Snapshot
        AS OF DEC. 31, 2003

PORTFOLIO MANAGER

Portfolio manager*                                     Larry S. Alberts
Since                                                              6/03
Years in industry                                                    24

* Effective Feb. 19, 2004, a team led by Warren Spitz, Steve Schroll and Laton Spahr began managing the Fund.

FUND OBJECTIVE

For investors seeking capital appreciation and current income.

Inception dates
A: 8/1/88       B: 3/20/95      C: 6/26/00      Y: 3/20/95

Ticker symbols
A: INUTX        B: IUTBX        C: ACUIX        Y: --

Total net assets                                         $1.091 billion

Number of holdings                                                   68

STYLE MATRIX

Shading within the style matrix indicates areas in which the Fund generally invests.

       STYLE
VALUE  BLEND  GROWTH
  X                   LARGE
  X                   MEDIUM   SIZE
                      SMALL

TOP TEN HOLDINGS

Percentage of portfolio assets

Exelon (Utilities -- electric)                                      4.6%
Entergy (Utilities -- electric)                                     4.1
Dominion Resources (Utilities -- electric)                          4.0
Equitable Resources (Utilities -- natural gas)                      3.7
Kinder Morgan (Utilities -- natural gas)                            3.7
Progress Energy (Utilities -- electric)                             3.5
Constellation Energy Group (Utilities -- electric)                  3.4
BellSouth (Utilities -- telephone)                                  3.4
Questar (Utilities -- natural gas)                                  3.2
PPL (Utilities -- electric)                                         3.1

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

Sector Composition

Percentage of portfolio assets

(pie chart)

Electric utilities 49.0%
Natural gas utilities 26.4%
Telephone utilities 13.2%
Short-term securities 3.9%
Cellular communications 3.9%
Energy & energy equipment 1.5%
Water utilities 1.1%
Other** 0.6%

**   Media, metals and telecom equipment & services.

Because this Fund is a narrowly-focused sector fund, it may exhibit higher volatility than funds with broader investment objectives.

Fund holdings are subject to change.

--------------------------------------------------------------------------------
AXP UTILITIES FUND   --   2003 SEMIANNUAL REPORT   --   3

Questions & Answers
        WITH PORTFOLIO MANAGEMENT

Below, Larry Alberts, the Fund's portfolio manager as of Dec. 31, 2003, discusses the Fund's results for the first half of the current fiscal year. On Feb. 19, 2004, Warren Spitz, Steve Schroll and Laton Spahr began managing the Fund, which was renamed AXP(R) Dividend Opportunity Fund and changed its investment strategy.

Q:   How did AXP Utilities Fund perform for the six months ended Dec. 31, 2003?

A: AXP Utilities Fund rose 5.97% (Class A shares, excluding sales charge), for the six months ended Dec. 31, 2003. This was less than the broad, unmanaged Standard & Poor's 500 Index, which advanced 15.14% for the period. The Lipper Utility Funds Index, representing the Fund's current peer group, rose 8.25%.

Q:   What factors affected performance during the fiscal period?

A: As it has been since 1988, the Fund was managed more conservatively than its peers in the Lipper Utility Funds Index. It is worth noting that the composition of the Fund's peer group changed substantially in calendar year 2003. Lipper, an evaluator of mutual fund performance, reclassified two-thirds of the funds in the peer group into other investment categories such as telecommunications. The Fund's primary focus is current income. Capital appreciation is a secondary consideration.

                              PERFORMANCE COMPARISON
                   For the six-month period ended Dec. 31, 2003

20%
                                  (bar 2)
15%                               +15.14%

10%                                               (bar 3)
               (bar 1)                            +8.25%
 5%            +5.97%

 0%

(bar 1) AXP Utilities Fund Class A (excluding sales charge)
(bar 2) S&P 500 Index(1) (unmanaged)
(bar 3) Lipper Utility Funds Index(2)

(1) Standard & Poor's 500 Index (S&P 500 Index), an unmanaged index of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees. However, the S&P 500 companies may be generally larger than those in which the Fund invests.

(2) The Lipper Utility Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

Past performance is no guarantee of future results. The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of Class B, Class C and Class Y may vary from that shown above because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

--------------------------------------------------------------------------------
AXP UTILITIES FUND   --   2003 SEMIANNUAL REPORT   --   4

Questions & Answers

(begin callout quote)> We see a steady, slow growth environment returning as companies work to improve their finances and shed non-core businesses.(end callout quote)

     The majority of utility funds within the re-configured peer group emphasize capital appreciation over current income. For periods in which higher beta stocks outperform, as was the case in 2003, funds emphasizing growth outperform more conservatively than managed funds. As a result, growth-oriented funds within the peer group performed relatively better than the Fund for the six months ended Dec. 31, 2003. Funds that outperformed against the peer group in 2003 generally invested more heavily in stocks of financially weak companies that paid little or no common dividend; and/or had a low to mid-single digit share price at the beginning of the year.

AVERAGE ANNUAL TOTAL RETURNS

                             Class A                Class B                    Class C                  Class Y
(Inception dates)           (8/1/88)               (3/20/95)                  (6/26/00)                (3/20/95)
                        NAV(1)     POP(2)     NAV(1)    After CDSC(3)   NAV(1)    After CDSC(4)   NAV(5)    POP(5)
as of Dec. 31, 2003
6 months*               +5.97%     -0.13%     +5.44%       +0.44%       +5.44%       +4.44%       +6.06%    +6.06%
1 year                 +16.59%     +9.89%    +15.64%      +11.64%      +15.64%      +15.64%      +16.58%   +16.58%
5 years                 -2.15%     -3.31%     -2.92%       -3.07%         N/A          N/A        -2.02%    -2.02%
10 years                +6.43%     +5.80%       N/A          N/A          N/A          N/A          N/A       N/A
Since inception           N/A        N/A      +7.40%       +7.40%       -6.41%       -6.41%       +8.37%    +8.37%

* Not annualized.

(1)  Excluding sales charge.

(2)  Returns at public offering price (POP) reflect a sales charge of 5.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)  1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to institutional investors only.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost. The performance shown for each class of shares will vary due to differences in sales charges and fees. Short term performance may be higher or lower than the figures shown. Visit americanexpress.com/funds for current information.

--------------------------------------------------------------------------------
AXP UTILITIES FUND   --   2003 SEMIANNUAL REPORT   --   5

Questions & Answers

     While small investments were made in a few such companies throughout 2003, these speculative plays were modest due to the conservative management style of the Fund.

     A primary negative contributor to the Fund's performance during the period was its exposure to stocks of regional Bell companies. At the start of the fiscal period Verizon Communications and Bell South were the Fund's two largest holdings. SBC Communications was another significant holding at that time. Operating margin pressures for both wireless and wire-line companies, unexpected regulatory pronouncements by the Federal Communications Commission, the specter of cable companies offering voice telecommunications service over their broadband networks, and perceived problems associated with number portability, all had a negative impact on the telecommunications sector in 2003.

     Within the electric, natural gas and multi-utility sectors, the Fund focused on companies with the following characteristics: higher quality -- as determined by balance sheet strength; their ability to maintain and/or grow their dividends; the potential to take advantage of high natural gas prices. During the fiscal period, the Fund benefited from holdings such as Constellation Energy, a Baltimore area utility and PSE&G in New Jersey and Pennsylvania. In 2003, the financially weak multi-utilities offered the best returns. In general, the stock prices of the multi-utilities started the year in the low-to-mid single digit range; the companies themselves pay little or no common dividends and/or the companies tended to be associated with the California power crisis of 2000/2001. Among electric utilities, the Fund's fiscal period returns were negatively affected by a position in FirstEnergy, an Ohio utility. FirstEnergy had numerous issues which negatively impacted the stock during the year. These included a prolonged nuclear plant outage, the August 2003 blackout, which apparently started within its service territory, the unexpected death of its CEO and continued regulatory uncertainty in Ohio. The stock is no longer in the portfolio.

     Another factor influencing returns was the fact that high dividend-paying stocks underperformed the overall equity market in calendar year 2003. This general underperformance was surprising considering the passage of federal tax legislation in July. Under the new law, qualified dividend income from equity securities will now be taxed at lower federal rates. In 2004 and beyond, we

--------------------------------------------------------------------------------
AXP UTILITIES FUND   --   2003 SEMIANNUAL REPORT   --   6

Questions & Answers

     believe the new tax law changes will have a positive effect on investor demand for stocks that pay a dividend. In addition, we believe the aging of the baby boomers may create renewed interest in dividend-paying stocks.

Q:   What changes did you make to the portfolio?

A: We increased the number of holdings, and increased the Fund's positioning in natural gas utilities from 16.9% as of June 30 to more than a quarter of the Fund's portfolio as of Dec. 31. We positioned the portfolio to benefit from the current imbalance in the supply and demand for natural gas in North America. During the fiscal period, we benefited from strong returns in Kinder Morgan, a gas pipeline company and Sempra Energy in Southern California, a leader in the liquefied natural gas industry. Though technology improvements have accelerated the pace of extraction, gas supplies have not increased, creating upward pressure on prices. Long-term supply solutions include drilling in new areas, accessing Canadian natural gas resources and expanding use of liquefied natural gas, possibly from overseas.

     Another significant portfolio shift is that we reduced the Fund's exposure to regional Bell companies as well as rural telecom firms such as Alltel. Elsewhere in the telecommunications sector, we added long distance providers such as AT&T and Sprint and wireless carriers like Nextel Communications, AT&T Wireless and Sprint PCS. Nextel proved to be a strong performer for the Fund for the period.

     Within electric utilities, we are optimistic about companies that focus on low-cost generation from coal or nuclear power. Such stocks include Exelon Corp, which became the Fund's largest holding as of Dec. 31. Exelon operates more nuclear plants than any other utility, primarily in the Midwest and eastern Pennsylvania. Overall, the Fund's stock selection process during the latest fiscal period concentrated on electric utilities with strong balance sheets and the potential to show modest, yet achievable earnings and dividend growth.

     Finally, since June we have added to the Fund's holdings of international utility stocks such as Vodaphone, a strong player on both the wireless side and on the wire line side of telecommunications in Europe. The Fund's largest holdings outside the U.S. were in Canada, and included positions in Bell Canada and wireless providers in both Canada and Mexico.

--------------------------------------------------------------------------------
AXP UTILITIES FUND   --   2003 SEMIANNUAL REPORT   --   7

Questions & Answers

Q: How would you describe the utility sector's relative attractiveness as an investment?

A: Currently, many utility companies are deploying "back to basics" strategies that include an emphasis on returning cash to shareholders. Prior to the mid to late 1990s, many utilities strived to generate a 3% to 5% dividend yield and expand earnings by 2% to 3% per year from core businesses. We see this steady, slow growth environment returning as companies work to improve their finances and shed non-core businesses.

Q:   How will the Fund be managed  going forward?

A: The Fund pursued its historic strategy until the new portfolio managers assumed responsibility in February. After that, in keeping with a directive by the Fund's Board of Directors, the new managers shifted the portfolio to a diversified mix of dividend paying stocks, some of which may be utility stocks. Portfolio changes resulting from the change in strategy will be discussed in the June 30, 2004 annual report, which will be distributed in late August.

--------------------------------------------------------------------------------
AXP UTILITIES FUND   --   2003 SEMIANNUAL REPORT   --   8

Investments in Securities

AXP Utilities Fund

Dec. 31, 2003 (Unaudited)

(Percentages represent value of investments compared to net assets)

Common stocks (89.5%)
Issuer                                           Shares           Value(a)

Cellular telecommunications (4.0%)
America Movil ADR Series L                      225,000(c)       $6,151,500
Nextel Communications Cl A                       95,000(b)        2,665,700
Vodafone Group ADR                            1,375,000(c)       34,430,000
Total                                                            43,247,200

Energy (1.1%)
Arch Coal                                        35,000           1,090,950
EnCana                                          240,000(c)        9,465,600
Pioneer Natural Resources                        35,000(b)        1,117,550
Total                                                            11,674,100

Energy equipment & services (0.5%)
Nabors Inds                                     130,000(b,c)      5,395,000

Media (0.1%)
Time Warner                                      60,000(b)        1,079,400

Metals (0.1%)
Peabody Energy                                   25,000           1,042,750

Miscellaneous (1.1%)
Philadelphia Suburban                           541,250          11,961,625

Telecom equipment & services (0.5%)
Telus                                           295,000(c)        5,489,950

Utilities -- electric (43.9%)
Allete                                          360,000          11,016,000
American Electric Power                         250,000           7,627,500
Black Hills                                     165,000           4,921,950
Cinergy                                         730,000          28,331,300
Constellation Energy Group                      980,000          38,376,800
Dominion Resources                              690,000          44,042,700
DTE Energy                                      280,000          11,032,000
Edison Intl                                     250,000(b)        5,482,500
Entergy                                         800,000          45,704,000
Exelon                                          765,000          50,765,399
FPL Group                                       535,000          34,999,700
Pepco Holdings                                  170,000           3,321,800
PG&E                                            585,000(b)       16,245,450
PPL                                             800,000          35,000,000
Progress Energy                                 865,000          39,149,900
Public Service Enterprise Group                 545,000          23,871,000
SCANA                                           810,000          27,742,500
Southern Co                                     145,000           4,386,250
TXU                                             635,000          15,062,200
Vectren                                         155,000           3,820,750
Wisconsin Energy                                780,000          26,091,000
Xcel Energy                                     155,000           2,631,900
Total                                                           479,622,599

Utilities -- natural gas (25.5%)
AGL Resources                                   890,000          25,899,000
Enbridge                                        375,000(c)       15,521,295
Energen                                         130,000           5,333,900
Equitable Resources                             960,000          41,203,200
KeySpan                                         440,000          16,192,000
Kinder Morgan                                   705,000          41,665,532
MDU Resources Group                           1,220,000          29,048,200
New Jersey Resources                            530,000          20,410,300
NiSource                                        905,000          19,855,700
ONEOK                                            65,000           1,435,200
Questar                                       1,015,000          35,677,250
Sempra Energy                                   440,000          13,226,400
TransCanada                                     615,000(c)       13,228,650
Total                                                           278,696,627

Utilities -- telephone (12.7%)
AT&T                                            270,000           5,481,000
BCE                                           1,315,000(c)       29,403,400
BellSouth                                     1,355,000          38,346,500
SBC Communications                            1,115,000          29,068,050
Telefonos de Mexico ADR Cl L                     85,000(c)        2,807,550
Verizon Communications                          945,000          33,150,600
Total                                                           138,257,100

Total common stocks
(Cost: $824,546,302)                                           $976,466,351

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
AXP UTILITIES FUND   --   2003 SEMIANNUAL REPORT   --   9

Preferred stocks (8.3%)
Issuer                                           Shares           Value(a)

ALLTEL
  7.75% Cv                                      175,000          $8,697,500
Dominion Resources
  9.50% Cv                                      200,000          11,450,000
DTE Energy
  8.75% Cv                                      220,000           5,636,400
Duke Energy
  8.25% Cv                                      400,000           5,536,000
FPL Group
  8.50% Cv                                      200,000          11,546,000
Public Service Enterprise Group
  10.25% Cv                                     150,000           9,303,000
Sempra Energy
  8.50% Cv                                      550,000          15,653,000
TXU
  8.75% Cv                                      650,000          22,555,000

Total preferred stocks
(Cost: $83,103,378)                                             $90,376,900

Short-term securities (4.4%)
Issuer             Annualized                    Amount           Value(a)
                  yield on date                payable at
                   of purchase                  maturity

U.S. government agency (1.6%)
Federal Home Loan Mtge Corp Disc Nts
  01-29-04           1.08%                   $6,100,000          $6,095,058
  02-12-04           1.07                    11,300,000          11,286,427
Total                                                            17,381,485

Commercial paper (2.8%)
Charta LLC
  01-08-04           1.09                       900,000(d)          899,780
Kitty Hawk Funding
  01-14-04           1.08                     5,000,000(d)        4,997,900
Rabobank USA Finance
  01-02-04           0.95                    10,500,000          10,499,446
Scaldis Capital LLC
  01-28-04           1.11                     4,600,000(d)        4,596,129
Special Purpose Accounts Receivable
  01-09-04           1.11                     3,500,000(d)        3,499,029
UBS Finance (Delaware) LLC
  01-02-04           0.96                     5,600,000           5,599,701
Total                                                            30,091,985

Total short-term securities
(Cost: $47,473,509)                                             $47,473,470

Total investments in securities
(Cost: $955,123,189)(e)                                      $1,114,316,721

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing

(c) Foreign security values are stated in U.S. dollars. As of Dec. 31, 2003, the value of foreign securities represented 11.2% of net assets.

(d) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board.

(e) At Dec. 31, 2003, the cost of securities for federal income tax purposes was approximately $955,123,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                   $161,770,000
     Unrealized depreciation                                     (2,576,000)
                                                                 ----------
     Net unrealized appreciation                               $159,194,000
                                                               ------------

--------------------------------------------------------------------------------
AXP UTILITIES FUND   --   2003 SEMIANNUAL REPORT   --   10

Financial Statements

Statement of assets and liabilities
AXP Utilities Fund

Dec. 31, 2003 (Unaudited)
Assets
Investments in securities, at value (Note 1)*
   (identified cost $955,123,189)                                                               $1,114,316,721
Foreign currency holdings (identified cost $15,786) (Note 1)                                            15,786
Capital shares receivable                                                                               89,908
Dividends and accrued interest receivable                                                            2,262,729
Receivable for investment securities sold                                                            2,430,585
                                                                                                     ---------
Total assets                                                                                     1,119,115,729
                                                                                                 -------------
Liabilities
Disbursements in excess of cash on demand deposit                                                      162,305
Capital shares payable                                                                                 216,129
Payable upon return of securities loaned (Note 5)                                                   27,754,000
Accrued investment management services fee                                                              17,807
Accrued distribution fee                                                                                14,503
Accrued service fee                                                                                          3
Accrued transfer agency fee                                                                              5,171
Accrued administrative services fee                                                                      1,104
Other accrued expenses                                                                                  88,239
                                                                                                        ------
Total liabilities                                                                                   28,259,261
                                                                                                    ----------
Net assets applicable to outstanding capital stock                                              $1,090,856,468
                                                                                                ==============
Represented by
Capital stock -- $.01 par value (Note 1)                                                        $    1,682,561
Additional paid-in capital                                                                       1,607,487,956
Undistributed net investment income                                                                    194,691
Accumulated net realized gain (loss) (Note 7)                                                     (677,711,381)
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                              159,202,641
                                                                                                   -----------
Total -- representing net assets applicable to outstanding capital stock                        $1,090,856,468
                                                                                                ==============
Net assets applicable to outstanding shares:                Class A                             $  749,072,376
                                                            Class B                             $  330,979,985
                                                            Class C                             $    9,876,103
                                                            Class Y                             $      928,004
Net asset value per share of outstanding capital stock:     Class A shares       115,292,671    $         6.50
                                                            Class B shares        51,290,412    $         6.45
                                                            Class C shares         1,530,335    $         6.45
                                                            Class Y shares           142,715    $         6.50
                                                                                     -------    --------------
* Including securities on loan, at value (Note 5)                                               $   26,965,890
                                                                                                --------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
AXP UTILITIES FUND   --   2003 SEMIANNUAL REPORT   --   11

Statement of operations
AXP Utilities Fund

Six months ended Dec. 31, 2003 (Unaudited)
Investment income
Income:
Dividends                                                                                          $22,612,197
Interest                                                                                               124,446
Fee income from securities lending (Note 5)                                                            177,460
   Less foreign taxes withheld                                                                        (173,166)
                                                                                                      --------
Total income                                                                                        22,740,937
                                                                                                    ----------
Expenses (Note 2):
Investment management services fee                                                                   2,633,790
Distribution fee
   Class A                                                                                             943,137
   Class B                                                                                           1,651,230
   Class C                                                                                              48,997
Transfer agency fee                                                                                  1,059,651
Incremental transfer agency fee
   Class A                                                                                              74,865
   Class B                                                                                              66,080
   Class C                                                                                               2,480
Service fee -- Class Y                                                                                     413
Administrative services fees and expenses                                                              212,675
Compensation of board members                                                                            6,983
Custodian fees                                                                                          35,665
Printing and postage                                                                                   151,131
Registration fees                                                                                       15,820
Audit fees                                                                                              14,250
Other                                                                                                   10,996
                                                                                                        ------
Total expenses                                                                                       6,928,163
   Earnings credits on cash balances (Note 2)                                                           (5,381)
                                                                                                        ------
Total net expenses                                                                                   6,922,782
                                                                                                     ---------
Investment income (loss) -- net                                                                     15,818,155
                                                                                                    ----------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                                                   24,386,565
   Foreign currency transactions                                                                       (22,225)
                                                                                                       -------
Net realized gain (loss) on investments                                                             24,364,340
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                               19,243,040
                                                                                                    ----------
Net gain (loss) on investments and foreign currencies                                               43,607,380
                                                                                                    ----------
Net increase (decrease) in net assets resulting from operations                                    $59,425,535
                                                                                                   ===========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
AXP UTILITIES FUND   --   2003 SEMIANNUAL REPORT   --   12

Statements of changes in net assets
AXP Utilities Fund
                                                                                  Dec. 31, 2003       June 30, 2003
                                                                                Six months ended        Year ended
                                                                                   (Unaudited)
Operations and distributions
Investment income (loss) -- net                                                 $   15,818,155       $   33,050,994
Net realized gain (loss) on investments                                             24,364,340         (255,795,663)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies               19,243,040          134,082,989
                                                                                    ----------          -----------
Net increase (decrease) in net assets resulting from operations                     59,425,535          (88,661,680)
                                                                                    ----------          -----------
Distributions to shareholders from:
   Net investment income
      Class A                                                                      (11,615,350)         (24,817,610)
      Class B                                                                       (3,877,834)          (8,844,495)
      Class C                                                                         (116,023)            (233,141)
      Class Y                                                                          (14,257)             (31,086)
                                                                                       -------              -------
Total distributions                                                                (15,623,464)         (33,926,332)
                                                                                   -----------          -----------
Capital share transactions (Note 4)
Proceeds from sales
   Class A shares (Note 2)                                                          21,361,269           68,968,126
   Class B shares                                                                   13,706,145           28,067,760
   Class C shares                                                                      822,924            2,548,576
   Class Y shares                                                                      213,115            1,024,781
Reinvestment of distributions at net asset value
   Class A shares                                                                   10,819,127           23,109,938
   Class B shares                                                                    3,741,967            8,531,540
   Class C shares                                                                      112,399              225,368
   Class Y shares                                                                       14,257               31,086
Payments for redemptions
   Class A shares                                                                 (107,952,486)        (301,656,590)
   Class B shares (Note 2)                                                         (46,394,115)        (180,963,251)
   Class C shares (Note 2)                                                          (1,673,700)          (3,975,283)
   Class Y shares                                                                     (118,817)          (1,613,806)
                                                                                      --------           ----------
Increase (decrease) in net assets from capital share transactions                 (105,347,915)        (355,701,755)
                                                                                  ------------         ------------
Total increase (decrease) in net assets                                            (61,545,844)        (478,289,767)
Net assets at beginning of period                                                1,152,402,312        1,630,692,079
                                                                                 -------------        -------------
Net assets at end of period                                                     $1,090,856,468       $1,152,402,312
                                                                                ==============       ==============
Undistributed net investment income                                             $      194,691       $           --
                                                                                --------------       --------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
AXP UTILITIES FUND   --   2003 SEMIANNUAL REPORT   --   13

Notes to Financial Statements

AXP Utilities Fund

(Unaudited as to Dec. 31, 2003)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Sector Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Sector Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designed by the board. The Fund invests primarily in securities of public utilities companies in the utilities industry.

The Fund offers Class A, Class B, Class C and Class Y shares.

o    Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.

o    Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. American Express Financial Corporation (AEFC) may use fair value if a security's value has been materially affected by events after the close of the primary exchanges or markets on which the security is traded and before the NAV is calculated. The fair value of a security may be different from the quoted or published price. AEFC will price a security at fair value in accordance with procedures adopted by the Fund and board if a reliable market quotation is not readily available. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

--------------------------------------------------------------------------------
AXP UTILITIES FUND   --   2003 SEMIANNUAL REPORT   --   14

Option transactions

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividend, interest income and foreign withholding taxes. As of Dec. 31, 2003, foreign currency holdings were entirely comprised of Canadian Dollars.

--------------------------------------------------------------------------------
AXP UTILITIES FUND   --   2003 SEMIANNUAL REPORT   --   15

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

Dividends to shareholders

Dividends from net investment income, declared and paid each calendar quarter, when available, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

The Fund has agreements with AEFC to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets in reducing percentages from 0.61% to 0.48% annually. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Utility Funds Index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment decreased the fee by $622,319 for the six months ended Dec. 31, 2003.

Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.04% to 0.02% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this
--------------------------------------------------------------------------------
AXP UTILITIES FUND   --   2003 SEMIANNUAL REPORT   --   16
agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other American Express mutual funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o    Class A $19.50

o    Class B $20.50

o    Class C $20.00

o    Class Y $17.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

In addition, AECSC is entitled to charge an annual closed-account fee of $5 per inactive account, charged on a pro rata basis from the date the account becomes inactive until the date the account is purged from the transfer agent system generally within one year. However, the closed account fee is currently not effective.

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $360,416 for Class A, $208,985 for Class B and $873 for Class C for the six months ended Dec. 31, 2003.

During the six months ended Dec. 31, 2003, the Fund's custodian and transfer agency fees were reduced by $5,381 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $312,802,601 and $405,624,867, respectively, for the six months ended Dec. 31, 2003. Realized gains and losses are determined on an identified cost basis.

Brokerage clearing fees paid to brokers affiliated with AEFC were $117,531 for the six months ended Dec. 31, 2003.

--------------------------------------------------------------------------------
AXP UTILITIES FUND   --   2003 SEMIANNUAL REPORT   --   17

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

                                                           Six months ended Dec. 31, 2003
                                              Class A           Class B        Class C      Class Y
Sold                                        3,476,840         2,255,579        134,915       34,641
Issued for reinvested distributions         1,729,828           602,157         18,087        2,273
Redeemed                                  (17,543,797)       (7,615,606)      (274,595)     (19,197)
                                          -----------        ----------       --------      -------
Net increase (decrease)                   (12,337,129)       (4,757,870)      (121,593)      17,717
                                          -----------        ----------       --------       ------

                                                              Year ended June 30, 2003
                                              Class A           Class B        Class C      Class Y
Sold                                       11,646,523         4,902,456        443,015      178,172
Issued for reinvested distributions         4,021,985         1,492,667         39,327        5,448
Redeemed                                  (52,880,381)      (31,563,229)      (697,199)    (280,608)
                                          -----------       -----------       --------     --------
Net increase (decrease)                   (37,211,873)      (25,168,106)      (214,857)     (96,988)
                                          -----------       -----------       --------      -------

5. LENDING OF PORTFOLIO SECURITIES

As of Dec. 31, 2003, securities valued at $26,965,890 were on loan to brokers. For collateral, the Fund received $27,754,000 in cash. Income from securities lending amounted to $177,460 for the six months ended Dec. 31, 2003. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

6. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by Deutsche Bank, whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the LIBOR plus 0.50%, the IBOR plus 0.50% or the higher of the Federal Funds Rate plus 0.25% and the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. The Fund had no borrowings outstanding during the six months ended Dec. 31, 2003.

7. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund has a capital loss carry-over of $667,884,812 as of June 30, 2003 that will expire in 2010 through 2012 if not offset by capital gains. It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

--------------------------------------------------------------------------------
AXP UTILITIES FUND   --   2003 SEMIANNUAL REPORT   --   18

8. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended June 30,                                                2003(g)     2003        2002    2001      2000
Net asset value, beginning of period                                       $6.23       $6.59      $ 9.23   $9.16     $9.91
Income from investment operations:
Net investment income (loss)                                                 .10         .18         .19     .14       .19
Net gains (losses) (both realized and unrealized)                            .27        (.36)      (2.36)    .45      (.03)
Total from investment operations                                             .37        (.18)      (2.17)    .59       .16
Less distributions:
Dividends from net investment income                                        (.10)       (.18)       (.18)   (.13)     (.18)
Distributions from realized gains                                             --          --        (.29)   (.39)     (.73)
Total distributions                                                         (.10)       (.18)       (.47)   (.52)     (.91)
Net asset value, end of period                                             $6.50       $6.23      $ 6.59   $9.23     $9.16

Ratios/supplemental data
Net assets, end of period (in millions)                                     $749        $795      $1,086  $1,704    $1,484
Ratio of expenses to average daily net assets(c)                           1.03%       1.15%       1.06%   1.03%      .99%
Ratio of net investment income (loss) to average daily net assets          3.13%       3.02%       2.36%   1.62%     1.97%
Portfolio turnover rate (excluding short-term securities)                    29%        134%        106%     85%       89%
Total return(e)                                                            5.97%(f)   (2.40%)    (23.98%)  6.14%     1.68%

Class B
Per share income and capital changes(a)
Fiscal period ended June 30,                                                2003(g)     2003        2002    2001      2000
Net asset value, beginning of period                                       $6.19       $6.54      $ 9.17   $9.16     $9.91
Income from investment operations:
Net investment income (loss)                                                 .07         .14         .12     .06       .12
Net gains (losses) (both realized and unrealized)                            .26        (.35)      (2.34)    .45      (.03)
Total from investment operations                                             .33        (.21)      (2.22)    .51       .09
Less distributions:
Dividends from net investment income                                        (.07)       (.14)       (.12)   (.11)     (.11)
Distributions from realized gains                                             --          --        (.29)   (.39)     (.73)
Total distributions                                                         (.07)       (.14)       (.41)   (.50)     (.84)
Net asset value, end of period                                             $6.45       $6.19      $ 6.54   $9.17     $9.16

Ratios/supplemental data
Net assets, end of period (in millions)                                     $331        $347        $531    $839      $646
Ratio of expenses to average daily net assets(c)                           1.80%       1.92%       1.83%   1.80%     1.75%
Ratio of net investment income (loss) to average daily net assets          2.36%       2.25%       1.59%    .86%     1.21%
Portfolio turnover rate (excluding short-term securities)                    29%        134%        106%     85%       89%
Total return(e)                                                            5.44%(f)   (3.04%)    (24.65%)  5.27%      .97%

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
AXP UTILITIES FUND   --   2003 SEMIANNUAL REPORT   --   19

Class C
Per share income and capital changes(a)
Fiscal period ended June 30,                                                2003(g)     2003        2002    2001      2000(b)
Net asset value, beginning of period                                       $6.19       $6.54      $ 9.17   $9.16     $9.37
Income from investment operations:
Net investment income (loss)                                                 .07         .14         .12     .06        --
Net gains (losses) (both realized and unrealized)                            .26        (.35)      (2.34)    .45      (.21)
Total from investment operations                                             .33        (.21)      (2.22)    .51      (.21)
Less distributions:
Dividends from net investment income                                        (.07)       (.14)       (.12)   (.11)       --
Distributions from realized gains                                             --          --        (.29)   (.39)       --
Total distributions                                                         (.07)       (.14)       (.41)   (.50)       --
Net asset value, end of period                                             $6.45       $6.19      $ 6.54   $9.17     $9.16

Ratios/supplemental data
Net assets, end of period (in millions)                                      $10         $10         $12     $12       $--
Ratio of expenses to average daily net assets(c)                           1.81%       1.93%       1.84%   1.80%     1.75%(d)
Ratio of net investment income (loss) to average daily net assets          2.34%       2.23%       1.63%    .88%     1.21%(d)
Portfolio turnover rate (excluding short-term securities)                    29%        134%        106%     85%       89%
Total return(e)                                                            5.44%(f)   (3.03%)    (24.64%)  5.27%    (2.35%)(f)

Class Y
Per share income and capital changes(a)
Fiscal period ended June 30,                                                2003(g)     2003        2002    2001      2000
Net asset value, beginning of period                                       $6.23       $6.59      $ 9.24   $9.16     $9.91
Income from investment operations:
Net investment income (loss)                                                 .10         .19         .20     .15       .20
Net gains (losses) (both realized and unrealized)                            .27        (.36)      (2.36)    .45      (.02)
Total from investment operations                                             .37        (.17)      (2.16)    .60       .18
Less distributions:
Dividends from net investment income                                        (.10)       (.19)       (.20)   (.13)     (.20)
Distributions from realized gains                                             --          --        (.29)   (.39)     (.73)
Total distributions                                                         (.10)       (.19)       (.49)   (.52)     (.93)
Net asset value, end of period                                             $6.50       $6.23      $ 6.59   $9.24     $9.16

Ratios/supplemental data
Net assets, end of period (in millions)                                       $1          $1          $1      $2        $1
Ratio of expenses to average daily net assets(c)                            .86%        .98%        .90%    .88%      .83%
Ratio of net investment income (loss) to average daily net assets          3.26%       3.13%       2.54%   1.79%     2.14%
Portfolio turnover rate (excluding short-term securities)                    29%        134%        106%     85%       89%
Total return(e)                                                            6.06%(f)   (2.23%)    (23.92%)  6.29%     1.88%

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
AXP UTILITIES FUND   --   2003 SEMIANNUAL REPORT   --   20

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date was June 26, 2000.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e)  Total return does not reflect payment of a sales charge.

(f)  Not annualized.

(g)  Six months ended Dec. 31, 2003 (Unaudited).

Proxy Voting

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling
(800) 862-7919; by looking at the Web site americanexpress.com/funds; or by searching the Web site of the Securities and Exchange Commission http://www.sec.gov. You may view the Fund's voting record for all portfolio companies whose shareholders meetings were completed the previous quarter on americanexpress.com/funds or obtain a copy by calling the Fund's administrator, Board Services Corporation, collect at (612) 330-9283. In addition, after Aug. 1, 2004, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available at http://www.sec.gov.

--------------------------------------------------------------------------------
AXP UTILITIES FUND   --   2003 SEMIANNUAL REPORT   --   21

--------------------------------------------------------------------------------
(logo)
AMERICAN
 EXPRESS
(R)
--------------------------------------------------------------------------------

American Express Funds
70100 AXP Financial Center
Minneapolis, MN 55474

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

Item 2.    Code of Ethics. Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert. Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services. Not applicable for semi-annual reports.

Item 5.    Audit Committee of Listed Registrants. Not applicable.

Item 6.    [Reserved]

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 9. Submission of matters to a vote of security holders. Not applicable at this time.

Item 10.   Controls and Procedures.

           (a) The registrant's Principal Executive Officer and Principal Financial Officer have evaluated the registrant's disclosure controls and procedures within 90 days of this filing and have concluded that the registrant's disclosure controls and procedures by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

           (b) At the date of filing this Form N-CSR, the registrant's Principal Executive Officer and Principal Financial Officer are aware of no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 11.   Exhibits.

           (a)(1) Not applicable for semi-annual reports.

           (a)(2) Separate certification for the Registrant's principal executive officer and principal financial officer, as required by
           Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX.99.CERT.

           (a)(3) Not applicable.

           (b) A certification by the Registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940, is attached as EX.99.906 CERT.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                  AXP Sector Series, Inc.


By                        /s/ Paula R. Meyer
                          ------------------
                              Paula R. Meyer
                              President and Principal Executive Officer

Date                          March 5, 2004

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By                        /s/ Paula R. Meyer
                          ------------------
                              Paula R. Meyer
                              President and Principal Executive Officer

Date                          March 5, 2004


By                        /s/ Jeffrey P. Fox
                          ------------------
                              Jeffrey P. Fox
                              Treasurer and Principal Financial Officer

Date                          March 5, 2004